Exhibit 10.1

SUBSCRIPTION AGREEMENT

UNITS

TO:                 VistaGen Therapeutics, Inc., a Nevada corporation, (the “Corporation”)

RE:                 Purchase of Units of VistaGen Therapeutics, Inc.

Instructions:	Complete and sign this Subscription Agreement. Please be sure to initial the appropriate “accredited investor” category in Box C.

A completed and originally executed copy of, and the other documents required to be delivered with, this Subscription Agreement, must be delivered to the following address:

Shawn K. Singh, JD
Chief Executive Officer
VistaGen Therapeutics, Inc.
343 Allerton Avenue
South San Francisco, CA 94080
(650) 577-3600
ssingh@vistagen.com

1. The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from the Corporation the number of units of the Corporation (“Units”) at the price and for the aggregate consideration set forth in Box A of Section 6 below (the “Subscription Price”).  Each Unit will consist of (i) an unsecured convertible promissory note (a “Note”) in the face amount of $50,000 bearing interest at a rate of ten percent (10.0%) per annum and maturing on the earlier to occur of (a) March 31, 2015 (“Maturity”), or (b) the consummation of either (y) an equity or equity-based public offering registered with the U.S. Securities and Exchange Commission (“SEC”) or (z) an equity or equity-based private financing, or series of such financing transactions, not registered with the SEC, in each case resulting in gross proceeds to the Corporation of at least $10.0 million prior to Maturity (a “Qualified Financing”); (ii) FIFTY THOUSAND (50,000) shares of unregistered Common Stock of the Corporation (the “Shares”); and (iii) a warrant to purchase FIFTY THOUSAND (50,000) shares of Common Stock of the Corporation at a price of $0.50 per share through December 31, 2016 (each warrant to purchase shares of Common Stock, a “Warrant”). The Subscription Price for each Unit shall be $50,000. The Subscriber acknowledges that this Subscription Agreement is subject to acceptance by the Corporation.  The Corporation may also accept this Subscription Agreement in part.  The Company agrees that if this Subscription Agreement is not accepted in full, any funds related to the portion of this Subscription Agreement not accepted will be promptly returned to the undersigned, without interest.

2. By executing this Subscription Agreement, the Subscriber represents, warrants and covenants to the Corporation (and acknowledges that the Corporation is relying thereon) that:

(a)	it is authorized to consummate the purchase of the Units;

(b)
it understands that the Note, the Shares, the Warrants and the Shares issuable upon conversion of the Note or exercise of the Warrants (collectively, the “Securities”) have not been and, except for the shares issuable upon automatic conversion of the Note into the securities issued in the Qualified Financing, in the event that the Qualified Financing is a registered public offering, will not be registered under the Securities Act of 1933 (the “Securities Act”), or any applicable state securities laws, and that the offer and sale of the Note, the Shares and Warrants to it is being made in reliance on a private placement exemption available under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D under the Securities Act (“Regulation D”) to accredited investors (“Accredited Investors”), as defined in Rule 501(a) of Regulation D;

(c)
it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Units and is able to bear the economic risks of, and withstand the complete loss of, such investment;

(d)
it is an Accredited Investor acquiring the Units for its own account or, if the Units are to be purchased for one or more accounts (“Investor Accounts”) with respect to whom it is exercising sole investment discretion, each such investor account is an Accredited Investor on a like basis.  In each case, the undersigned has completed Box C of Section 6 to indicate under which category of Rule 501(a) the investor qualifies as an Accredited Investor;

(e)
it is not acquiring the Units with a view to any resale, distribution or other disposition of the Units in violation of federal or applicable state securities laws, and, in particular, it has no intention to distribute either directly or indirectly any of the Units in the U.S. or to U.S. persons; provided, however, that the holder may sell or otherwise dispose of any of the Units pursuant to registration thereof under the Securities Act and any applicable state securities laws or pursuant to an exemption from such registration requirements;

(f)
in the case of the purchase by the Subscriber of the Units as agent or trustee for any other person, the Subscriber has due and proper authority to act as agent or trustee for and on behalf of such beneficial purchaser in connection with the transactions contemplated hereby;

(g)
it is not purchasing the Units as a result of any general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(h)
it understands that the Securities are “restricted securities” as defined in Rule 144(a)(3) under the Securities Act and agrees that if it decides to offer, sell or otherwise transfer the Securities, such Securities may be offered, sold or otherwise transferred only (A) to the Corporation, (B) outside the U.S. in accordance with Rule 904 of Regulation S under the Securities Act, (C) within the U.S. or to or for the account or benefit of a U.S. Person in accordance with an exemption from the registration requirements of the Securities Act and all applicable state securities laws, (D) in a transaction that does not require registration under the Securities Act or any applicable U.S. state securities laws or (E) pursuant to an effective registration statement under the Securities Act, and in each case in accordance with any applicable state securities laws in the U.S. or securities laws of any other applicable jurisdiction; provided that with respect to sales or transfers under clauses (C) or (D), only if the holder has furnished to the Corporation a written opinion of counsel, reasonably satisfactory to the Corporation, prior to such sale or transfer;

(i)
it has been independently advised as to the applicable holding period and resale restrictions with respect to trading imposed in respect of the Securities, by securities legislation in the jurisdiction in which it resides or to which it is otherwise subject, and confirms that no representation has been made respecting the applicable holding periods for the Securities and is aware of the risks and other characteristics of the Securities and of the fact that the undersigned may not be able to resell the Securities except in accordance with applicable securities legislation and regulations;

(j)	no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase any of the Securities;

(ii)	that any person will refund the purchase price of the Securities; or

(iii)	as to the future price or value of any of the Securities;

(k)	it understands and acknowledges that certificates representing the Note, the Shares and the Warrants shall bear the following legend or another legend of substantially similar substance:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING THESE SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION, THAT THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE U.S. IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND, IN THE CASE OF (C) AND (D), THE SELLER FURNISHES TO THE CORPORATION A WRITTEN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT.”

(l)
it consents to the Corporation making a notation on its records or giving instructions to any transfer agent of the Shares in order to implement the restrictions on transfer set forth and described herein;

(m)	the office or other address of the undersigned at which the undersigned received and accepted the offer to purchase the Units is the address listed in Box B of Section 6 below;

(n)
if required by applicable securities laws, regulations, rule or order or by any securities commission, stock exchange or other regulatory authority, it will execute, deliver and file, within the approved time periods, all documentation as may be required thereunder, and otherwise assist the Corporation in filing reports, questionnaires, undertakings and other documents with respect to the issuance of the Units;

(o)	this subscription agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber; and

(p)	it is not an affiliate (as defined in Rule 144 under the Securities Act) of the Corporation and is not acting on behalf of an affiliate of the Corporation.

3. By executing this Subscription Agreement, the Corporation represents, warrants and covenants to the Subscriber (and acknowledges that the Subscriber is relying thereon) that:

(a)
Incorporation. The Company has been duly incorporated and is validly existing and in good standing under the laws of the state of Nevada, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to register or qualify would not have a Material Adverse Effect. For purposes of this Agreement, “Material Adverse Effect” shall mean any material adverse effect on the business, operations, properties, prospects, or financial condition of the Company and its subsidiaries and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations hereunder or under any of the Securities.

(b)
Authorization of Securities. The Securities have been duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms hereof, the Securities shall be validly issued, fully paid and non-assessable, free and clear of all liens, encumbrances and rights of refusal of any kind.

(c)
Execution; Binding Agreement. This Agreement and the Securities have been duly authorized, validly executed and delivered on behalf of the Company and are valid and binding agreements and obligations of the Company enforceable against the Company in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and the Company has full power and authority to execute and deliver the Agreement and the Securities and to perform its obligations hereunder and thereunder.

(d)
No Conflicts. The execution and delivery of the Agreement and Securities and the consummation of the transactions contemplated by this Agreement and the Securities, will not (i) conflict with or result in a breach of or a default under any of the terms or provisions of, (A) the Company's certificate of incorporation or by-laws, or (B) of any material provision of any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its material properties or assets is bound, (ii) result in a violation of any provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company, or any of its material properties or assets or (iii) result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of the Company or any of its subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of their property or any of them is subject except in the case of clauses (i)(B), (ii) or (iii) for any such conflicts, breaches, or defaults or any liens, charges, or encumbrances which would not have a Material Adverse Effect.

(e)
No Solicitation. The Company represents that it has not paid, and shall not pay, any commissions or other remuneration, directly or indirectly, to any third party for the sale of the Securities.  There are no brokers or other fees due with respect to the sale of the Securities.

(f)
Warrant and Other Adjustments; Consents.  The Company acknowledges and agrees that the transactions contemplated hereby may cause adjustments (including warrant shares numbers) to the common stock purchase warrants issued to Platinum Long Term Growth VII, LLC (“Platinum”) pursuant to that certain Note Exchange and Purchase Agreement, dated as of October 12, 2012 (the “2012 Purchase Agreement”), to the extent not otherwise previously adjusted.  The Company further acknowledges and agrees that the consent of Platinum for the incurrence of indebtedness to Platinum hereunder shall not be deemed to constitute the consent of Platinum to any other indebtedness, which consent is required pursuant to the Subscription Agreement and the indebtedness issued thereby.

(g)
Material Disclosure.  No representation, warranty or statement contained in this Section 3 or any disclosure furnished by the Company pursuant to this Agreement or pursuant to its filings with the Securities and Exchange Commission contains or will contain at closing hereunder any untrue statement of material fact or omits or will omit at such closing to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4. Each party acknowledges that the representations and warranties and agreements contained herein are made by it with the intention that they may be relied upon by the other party for purposes of consummating the transactions contemplated hereby, and shall be deemed made as of the date hereof and as of the date of consummation of the transactions made hereby, which representations shall survive such consummation.

5. The contract arising out of the acceptance of this subscription by the Corporation shall be governed by and construed in accordance with the laws of the State of California and represents the entire agreement of the parties hereto relating to the subject matter hereof.

6. The Company shall reimburse Platinum for its reasonable legal fees and expenses incurred hereunder or in connection herewith, which shall not exceed $3,500 and which may be deducted from the purchase price for the Units delivered hereunder.  Each party shall be entitled to rely on delivery of a facsimile copy of this subscription agreement, which may be executed in counterparts.

7. SUBSCRIPTION PARTICULARS

BOX A
Particulars of Purchase of Units
Number of Units subscribed for:

Subscription Price ($50,000 X number of Units)

BOX B
Subscriber Information
Name

Street Address

City and State

Zip Code

Contact Name

Phone No.

E-mail Address

BOX C

Accredited Investor Status

The Subscriber represents and warrants that it is an “accredited investor”, as defined in Rule 501(a) under the Securities Act, by virtue of satisfying one or more of the categories indicated below (please write your initials on the line next to each applicable category):

☐	Category 1.
A bank, as defined in section 3(a)(2) of the Securities Act.

A savings and loan association or other institution, as defined in section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

A broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934.

An insurance company as defined in section 2(a)(13) of the Securities Act.

An investment company registered under the Investment Corporation Act of 1940 or a business development company as defined in section 2(a)(48) of that Act.

A Small Business Investment Corporation licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958.

A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

☐	Category 2.	Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.
☐	Category 3.
An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000.

☐	Category 4.	A director or executive officer of the Corporation.
☐	Category 5.
A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of this purchase exceeds $1,000,000, excluding the value of the person’s primary residence, if any.

☐	Category 6.
A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

☐	Category 7.
A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D under the U.S. Securities Act.

☐	Category 8.	An entity in which each of the equity owners is an accredited investor.

8. A certified check or bank draft in the amount of the Subscription Price as set forth in Box A of Section 6 above, accompanies this Subscription Agreement.

SIGNATURE OF SUBSCRIBER

Signature of Subscriber (on its own behalf and, if applicable, on behalf of each person for whom it is contracting hereunder):

(Full Name of Subscriber)

(Authorized Signature)

(Name and Official Capacity, if applicable)

ACCEPTANCE BY CORPORATION

The Corporation hereby accepts the above subscription as of this ______ day of April 2014.

VistaGen Therapeutics, Inc.

Shawn K. Singh, JD, Chief Executive Officer